press release
Media contact:	Investor contact:
Mike Jacobsen, APR	Christine Marchuska, CAIA
+1 330 490 4498	+1 607 206 9212
michael.jacobsen@dieboldnixdorf.com	christine.marchuska@dieboldnixdorf.com
FOR IMMEDIATE RELEASE:
December 27, 2022

Diebold Nixdorf, Incorporated Announces the Expiration and Final Results of Exchange Offers and Consent Solicitations with Respect to its Outstanding 9.375% Senior Secured Notes due 2025 and Diebold Nixdorf Dutch Holding B.V.’s 9.000% Senior Secured Notes due 2025

HUDSON, Ohio – On December 27, 2022, Diebold Nixdorf, Incorporated ("Parent") (NYSE:DBD) announced that its previously announced private exchange offers and consent solicitations (the "Exchange Offers and Consent Solicitations") to certain Eligible Holders (as defined below) with respect to the outstanding 9.375% Senior Secured Notes due 2025 issued by Parent (144A CUSIP: 253657AA8; 144A ISIN: US253657AA82; REG S CUSIP: U25317AA3; ISIN: USU25317AA30) (the "2025 USD Senior Notes") and the outstanding 9.000% Senior Secured Notes due 2025 issued by Diebold Nixdorf Dutch Holding B.V. (the "Dutch Issuer"), a direct and wholly owned subsidiary of Parent (144A ISIN: XS2206383080; 144A Common Code 220638308; REG S ISIN: XS2206382868; REG S Common Code 220638286) (the "2025 EUR Senior Notes", and together with the 2025 USD Senior Notes, the "Existing Notes") expired as of 11:59 p.m., New York City time, on December 23, 2022 (the “Expiration Time”). According to the information received from D.F. King & Co., the Information and Exchange Agent for the Exchange Offers and Consent Solicitations, as of the Expiration Time, $697,299,000 in aggregate principal amount of the 2025 USD Senior Notes (representing 99.61% of the aggregate principal amount of the outstanding 2025 USD Notes) and €345,524,000 in aggregate principal amount of the 2025 EUR Senior Notes (representing 98.72% of the aggregate principal amount of the outstanding 2025 EUR Senior Notes) had been validly tendered and not validly withdrawn.

The “Settlement Date” with respect to the Exchange Offers and Consent Solicitations is expected to occur on December 29, 2022 (the “Settlement Date”), which is the third business day following the Expiration Time. On the Settlement Date, subject to the satisfaction or waiver of the conditions of the Exchange Offers and Consent Solicitations and upon acceptance by Parent and Dutch Issuer of the 2025 USD Senior Notes and the 2025 EUR Senior Notes, respectively, (1) Eligible Holders who validly tendered 2025 USD Senior Notes that are accepted for exchange will receive, for each $1,000 in principal amount of 2025 USD Senior Notes, $1,030 in principal amount of new senior secured notes (the "New 2025 USD Senior Notes") having the same terms as the 2025 USD Senior Notes, other than the issue date, the first interest payment date, the first date from which interest will accrue and other than with respect to CUSIP and ISIN numbers and (2) Eligible Holders who validly tendered 2025 EUR Senior Notes that are accepted for exchange will receive, for each €1,000 in principal amount of 2025 EUR Senior Notes, €1,030 in principal amount of new senior secured notes (the "New 2025 EUR Senior Notes" and, together with the New 2025 USD Senior Notes, the "New Notes") having the same terms as the 2025 USD Senior Notes, other than the issue date, the first interest payment date, the first date from which interest will accrue and other than with respect to ISIN numbers and common codes. In addition, Eligible Holders will receive payment in cash for accrued and unpaid interest to, but excluding, the Settlement Date on the Existing Notes that are accepted for exchange.

The Exchange Offers and Consent Solicitations are being made on the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement, dated as of November 28, 2022 (as amended, the "Offering Memorandum"), and the related eligibility letter, each of which sets forth in more detail the terms and conditions of the Exchange Offers and Consent Solicitations.

The Exchange Offers and Consent Solicitations are subject to certain conditions, which Parent may waive in full or in part in its sole discretion, but subject to the terms of the previously reported Transaction Support Agreement that it has entered into (as amended, the “Transaction Support Agreement”), including, subject to waiver, minimum participation thresholds of 81.3% for the exchange of Parent’s 8.50% Senior Notes due 2024 and 95% for the exchange of the existing term loans described more fully in the Transaction Support Agreement and the Offering Memorandum (the “Minimum Tender Conditions”) and consummation of the refinancing transactions described in the Transaction Support Agreement and the Offering Memorandum on the Settlement Date (the “Refinancing Condition”). The Minimum Tender Conditions have been satisfied as of the Expiration Time and Parent currently expects the Refinancing Condition will be satisfied on the Settlement Date.

D.F. King & Co., Inc. is acting as the Information and Exchange Agent for the Exchange Offers and Consent Solicitations. Questions or requests for assistance related to the Exchange Offers and Consent Solicitations or for copies of the Offering Memorandum may be directed to D.F. King & Co., Inc. at (800) 290-6428 (U.S. toll free), +1(212) 269-5550 (collect), or diebold@dfking.com (email). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers and Consent Solicitations.

The New Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The Exchange Offers and Consent Solicitations are being made, and the New Notes are being offered and issued, and this announcement is directed, only (a) in the United States, to holders of the Existing Notes who are (i) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or (ii) an institutional “accredited investor” as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, and (b) outside the United States to holders of the Existing Notes who are not, and who are not acting for the account or benefit of, any U.S. person as that term is defined in Rule 902 under the Securities Act and, in each case, if the holder is in the European Economic Area, the United Kingdom, Canada or another relevant jurisdiction, such holder is a “non-U.S. qualified offeree.” The holders of the Existing Notes who have certified to Parent or the Dutch Issuer, as applicable, that they are eligible to participate in the Exchange Offers and Consent Solicitations pursuant to at least one of the foregoing conditions as set forth in the eligibility letter are referred to as “Eligible Holders.” Only Eligible Holders are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offers and Consent Solicitations. The New Notes will not be transferable except in accordance with the restrictions described in the Offering Memorandum.

For the purposes of the foregoing paragraph, “non-U.S. qualified offeree” means:

(1) Any person that is located and/or resident in a Member State of the European Economic Area and is (x) a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 (as amended) and (y) not a retail investor. For these purposes, a “retail investor” means a person who is one (or more) of the following: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II;

(2) Any person that is located and/or resident in the United Kingdom and is:

(x) a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”);

(y) not a retail investor; and

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(z) an investment professional falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (iii) a high net worth entity or other person to whom it may lawfully be communicated, falling within Article 49(2) (a) to (d) of the Order;

and for the purposes of this paragraph (2), a “retail investor” means a person who is one (or more) of the following: (i) a retail client as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the EUWA; or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (the “FSMA”) and any rules or regulations made under the FSMA to implement the Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA;

(3) Any person that is resident in the Provinces of Ontario, British Columbia or Alberta, Canada and is (i) an accredited investor, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), as applicable, and (ii) a permitted client as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations; or

(4) Any person outside the United States, the European Economic Area, the United Kingdom and Canada to whom the Exchange Offers may be made in compliance with all other applicable laws and regulations of any applicable jurisdiction.

About Diebold Nixdorf
Diebold Nixdorf, Incorporated (NYSE: DBD) automates, digitizes and transforms the way people bank and shop. As a partner to the majority of the world’s top 100 financial institutions and top 25 global retailers, our integrated solutions connect digital and physical channels conveniently, securely and efficiently for millions of consumers each day. The company has a presence in more than 100 countries with approximately 22,000 employees worldwide. Visit www.DieboldNixdorf.com for more information.

Disclaimer
This press release does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein. Any solicitation or offer will only be made pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum. The Exchange Offers and Consent Solicitations are not being made to holders of the Existing Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers and Consent Solicitations to be made by a licensed broker or dealer, the Exchange Offers and Consent Solicitations will be deemed to be made on behalf of Parent and the Dutch Issuer by the Dealer Manager for the Exchange Offers and Consent Solicitations or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Forward-Looking Statements
This press release contains statements that are not historical information and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the company’s expected future performance (including expected results of operations and financial guidance), future financial condition, potential impact of the ongoing coronavirus (COVID-19) pandemic, anticipated operating results, strategy plans, future liquidity and financial position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements.
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Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

The factors that may affect the company’s results include, among others:
•our ability to successfully complete the transactions contemplated by the Transaction Support Agreement, including the ability to negotiate and execute definitive documentation, the receipt of required consents to any or all of such transactions, satisfaction of any conditions in any such documentation and the availability of alternative transactions;
•the overall impact of the global supply chain complexities on the company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the company’s reliance on suppliers, subcontractors and availability of raw materials and other components;
•our ability to successfully convert our backlog into sales, including our ability to overcome supply chain and liquidity challenges;
•the ultimate impact of the ongoing COVID-19 pandemic and other public health emergencies, including further adverse effects to the company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations;
•the company’s ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as the current $150m+ cost savings plan;
•the success of the company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business;
•the impact of a cybersecurity breach or operational failure on the company’s business;
•the company’s ability to generate sufficient cash to service its debt or to comply with the covenants contained in the agreements governing its debt and to successfully refinance its debt;
•the company’s ability to attract, retain and motivate key employees;
•the company’s reliance on suppliers, subcontractors and availability of raw materials and other components;
•changes in the company’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes;
•the company’s success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances;
•the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the company’s favor at the lower court level in May 2022) and the merger/squeeze-out;
•the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the company’s customer base and/or adversely affect its customers’ ability to make capital expenditures, as well as adversely impact the availability and cost of credit;
•the impact of competitive pressures, including pricing pressures and technological developments;
•changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, hostilities or conflicts (including the conflict between Russia and Ukraine), disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the company’s operations;
•the company’s ability to maintain effective internal controls;
•unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments;
•the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the company’s ability to comply with government regulations; and
•other factors included in the company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2021, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022 and September 30, 2022 and in other documents the company files with the SEC.

Except to the extent required by applicable law or regulation, the company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

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